INDEMNIFICATION AGREEMENT



                THIS AGREEMENT (this "Agreement") is made this 8th day of June, 1998, by and between MILLER INDUSTRIES, INC., a Tennessee corporation (the "Corporation"), and _____________________ ("Indemnified Party").

        W I T N E S S E T H:

        WHEREAS, Indemnified Party currently serves as a director or officer, or both, of the Corporation, and in such capacity is performing a valuable service; and

        WHEREAS, the Corporation's Charter (the "Charter") permits the Corporation to indemnify its directors and officers; and

        WHEREAS, Section 48-18-509 of the Tennessee General Corporation Act, as amended to date (the "State Statute"), provides the statutory basis for an indemnification agreement with directors and officers of a Tennessee corporation; and

        WHEREAS, the Corporation's Bylaws (the "Bylaws") require the Corporation to indemnify its directors and officers to the fullest extent permitted by law; and

        WHEREAS, the State Statute specifically provides that it is not exclusive and that agreements may be entered into between the Corporation and other persons with respect to the indemnification of such persons; and

        WHEREAS, in accordance with the authorization provided by the State Statute, the Corporation may purchase a policy, or policies, of directors and officers liability insurance ("D&O Insurance"), covering certain liabilities which may be incurred by its directors, officers and other persons in the performance of their services for the Corporation; and

        WHEREAS, in order to induce Indemnified Party to continue to serve as a director or officer, or both, the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation to indemnify its directors and officers to the fullest extent possible and to provide specific contractual assurance that the rights to indemnification currently provided to them will remain available to them;

        NOW, THEREFORE, in consideration of Indemnified Party's continued service on behalf of the Corporation after the date hereof, the parties hereto agree as follows:

        1. AGREEMENT TO SERVE. The Indemnified Party agrees to serve, at the will of the Corporation or its shareholders as a director and/or officer, faithfully and to the best of his ability so long as he is duly elected and qualified and/or appointed or until such time as he resigns in accordance with the Corporation's bylaws.

        2. INDEMNITY. The Corporation hereby agrees to hold harmless and indemnify Indemnified Party to the fullest extent authorized or permitted by the provisions of the State Statute, or by any amendment thereof or other statutory provision authorizing or permitting such indemnification which is adopted after the date hereof.

        3.      MAINTENANCE OF INSURANCE AND SELF INSURANCE.

        Subject only to the provisions of Section 3(b) hereof, the Corporation hereby agrees that, for so long as Indemnified Party shall continue to serve on behalf of the Corporation (or shall continue at the request of the Corporation to serve as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and thereafter so long as Indemnified Party shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnified Party served on behalf of the Corporation (or served in any of said other capacities), the Corporation will purchase and maintain in effect for the benefit of Indemnified Party one or more valid, binding and enforceable policies of D&O Insurance. In all policies of D&O Insurance, the Indemnified Party shall be named as an insured in such a manner as to provide the Indemnified Party the same rights and benefits as are accorded to the Corporation's directors and officers most favorably insured by such policy.

        The Corporation shall not be required to maintain any said policy of D&O Insurance in effect if such insurance is not reasonably available or if, in the reasonable business judgment of the Board of Directors, either (i) the premium cost for such insurance is substantially disproportionate to the amount of coverage, or (ii) the coverage provided by such insurance is so limited by exclusions that there is insufficient benefit to Indemnified Party from such insurance.

        4. ADDITIONAL INDEMNITY. Subject only to the exclusions set forth in Section 5 hereof, the Corporation hereby further agrees to hold harmless and indemnify Indemnified Party against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually incurred by Indemnified Party in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Corporation) to which Indemnified Party is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnified Party is, was or at any time becomes a director, officer, employee or agent of the Corporation, or is or was serving or at any time serves at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

        5. LIMITATIONS ON ADDITIONAL INDEMNITY. No indemnity pursuant to Section 2 or 4 hereof shall be paid by the Corporation:

                (a) In respect of expenses, judgments, fines and settlement amounts to the extent attributable to remuneration paid or other financial benefit provided to Indemnified Party by the Corporation if it shall be determined by a final judgment or other final adjudication that such remuneration or financial benefit was paid or provided in violation of Indemnified Party's duties and obligations to the Corporation;

                (b) On account of any suit in which judgment is rendered against Indemnified Party for an accounting of profits, made from the purchase or sale by Indemnified Party of securities of the Corporation, pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any state statutory law, or on account of any payment by Indemnified Party to the Corporation in respect of any claim for such accounting;

                (c) On account of Indemnified Party's conduct if it shall be determined by a final judgment or other final adjudication to have been knowingly fraudulent, deliberately dishonest, or to have constituted willful misconduct;

                (d) If a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful; or

                (e) If the Indemnified Party has been indemnified by the Corporation for any loss or expense pursuant to the Corporation's bylaws or state statutes.

        6.      CONTRIBUTION.

        If the indemnification provided in Sections 2 and 4 is unavailable and may not be paid to Indemnified Party for any reason other than those set forth in paragraphs (a), (b), (c) and
(e) of Section 5, then, in respect of any threatened, pending or completed action, suit or proceeding in which the Corporation is jointly liable with Indemnified Party (or would be if joined in such action, suit or proceeding), the Corporation shall contribute to the amount of expenses, judgments, fines and settlements paid or payable by Indemnified Party in such proportion as is appropriate to reflect (i) the relative benefits received by the Corporation on the one hand and Indemnified Party on the other hand from the transaction from which such action, suit or proceeding arose, and (ii) the relative fault of the Corporation on the one hand and of Indemnified Party on the other in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Corporation on the one hand and of Indemnified Party on the other shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. The Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

The determination as to the amount of the contribution, if any, shall be made by:

                         (i)     a court of competent jurisdiction upon the
application of both Indemnified Party and the Corporation (if an action or suit had been brought in, and final determination had been rendered by, such court);

                         (ii)    the Board of Directors by a majority vote of
a quorum consisting of directors who were not parties to such action, suit or proceeding; or

                         (iii) regular outside counsel of the Corporation,
if a quorum is not obtainable for purposes of clause (ii) above, or, even if obtainable, a quorum of disinterested directors so directs.

        7. CONTINUATION OF OBLIGATIONS. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnified Party is a director, officer, employee or agent of the Corporation (or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise), and shall continue thereafter for so long as Indemnified Party shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnified Party was serving in any such capacity on behalf of the Corporation.

        8. ADVANCEMENT OF EXPENSES. Expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually incurred by Indemnified Party with respect to any action, suit or proceeding referred to in Sections 2 or 4 hereof shall be advanced by the Corporation prior to the time of the disposition of such action, suit or proceeding promptly upon the receipt of a
(a) written affirmation from Indemnified Party of his good faith belief that he is entitled to be indemnified by the Corporation for such expenses, judgments, fines or amounts paid in settlement under the provisions of the State Statute, the Charter, the Bylaws, this Agreement or otherwise, and (b) written undertaking to promptly return any amounts advanced hereunder if it shall be ultimately determined that Indemnified Party is not entitled to be indemnified by the Corporation for such amounts under the provisions of this Agreement.

        9. NOTIFICATION AND DEFENSE OF CLAIM. Promptly after receipt by Indemnified Party of notice of the commencement or the threat of commencement of any action, suit or proceeding, Indemnified Party will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof, but the omission so to notify the Corporation will not relieve it from any liability which it may have to Indemnified Party otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnified Party so notifies the Corporation:

                (a) The Corporation shall give prompt notice of such action, suit or proceeding to the insurers of its D&O Insurance in accordance with the procedures set forth in the policy and shall thereafter take all necessary or desirable actions to cause such insurers to pay on behalf of the Indemnified Party all expenses and losses in accordance with the terms of the policy;

                (b) The Corporation will be entitled to participate in the defense of any such action, suit or proceeding at its own expense;

                (c) Except as otherwise provided below, the Corporation may assume the defense thereof, with counsel satisfactory to Indemnified Party upon written notice of its election to do so. After delivery of notice from the Corporation to Indemnified Party of its election so to assume such defense, the Corporation will not be liable to Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by Indemnified Party in connection with the defenses thereof, other than reasonable costs of investigation or as otherwise provided below. Indemnified Party shall have the right to employ its counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after delivery of notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnified Party unless (i) the employment of counsel by Indemnified Party has been authorized by the Corporation, (ii) Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnified Party in the conduct of the defense of such action, suit or proceeding, or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit or proceeding in each of which cases the fees and expenses of counsel shall be at the expense of the Corporation; and

                (d) The Corporation shall not be liable to indemnify Indemnified Party under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Corporation shall not settle any action or claim in any manner which would impose any penalty, obligation or limitation on Indemnified Party without Indemnified Party's written consent. Neither the Corporation nor Indemnified Party will unreasonably withhold their consent to any proposed settlement.

        10. REPAYMENT OF EXPENSES. Indemnified Party agrees to reimburse the Corporation for all reasonable expenses, judgments, fines and amounts paid in settlement paid by the Corporation in defending any civil or criminal action, suit or proceeding against Indemnified Party or advanced by the Corporation to Indemnified Party in the event, and only to the extent, that it shall be ultimately determined that Indemnified Party is not entitled to be indemnified by the Corporation for such expenses, judgments, fines or amounts paid in settlement under the provisions of this Agreement.

        11.     ENFORCEMENT.

        The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnified Party to continue to serve on behalf of the Corporation, and acknowledges that Indemnified Party is relying upon this Agreement in continuing to serve in such capacity.

        In the event Indemnified Party is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Corporation shall reimburse Indemnified Party for all of Indemnified Party's fees and expenses in bringing and pursuing such action.

        12. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable in whole or in part for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.

        13. RIGHTS NOT EXCLUSIVE. The rights provided hereunder shall not be deemed to be exclusive of any other rights to which the Indemnified Party may be entitled under the Corporation's charter, bylaws, the state statute or otherwise.

        14.     GOVERNING LAW; SUCCESSORS; AMENDMENT AND TERMINATION.

        This Agreement shall be interpreted and enforced in accordance with the laws of the State of Tennessee.

        This Agreement shall be binding upon Indemnified Party and the Corporation, its successors and assigns, and shall inure to the benefit of Indemnified Party, his heirs, personal representatives and assigns and to the benefit of the Corporation, its successors and assigns.

        No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.


        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.


                                                  CORPORATION:

                                                  MILLER INDUSTRIES, INC.


                                                  By: /s/ Frank Madonia
                                                        Vice President


                                                  INDEMNIFIED PARTY:


                                                  ___________________________